SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 7, 2010 (June 30, 2010)

T3 Motion, Inc.
(Exact name of registrant as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-150888 (Commission File No.)	20-4987549 (IRS Employee Identification No.)
2990 Airway Avenue, Suite A
Costa Mesa, California 92626
(Address of Principal Executive Offices)
(714) 619-3600
(Issuer Telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements
     This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or its management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors relating to the Registrant’s industry, its operations, and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.
     Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.07.	Submission of Matters to a Vote of Security Holders
On June 30, 2010 the Registrant held its Annual Meeting of Shareholders. Set forth below is a brief description of each matter voted upon at the meeting and the voting results with respect to each matter.
1.	A proposal to elect five (5) directors to the Registrant’s Board of Directors to hold office until the next annual meeting and until their successors are duly elected and qualified.

Director’s Name	Votes For	Votes Withheld	Abstentions
Ki Nam	29,557,142	0	0
David Snowden	29,557,142	0	0
Steven Healy	29,557,142	0	0
Mary Schott	29,557,142	0	0
Robert Thomson	29,557,142	0	0
2.	A proposal to ratify the appointment of KMJ Corbin & Company (“KMJ”) as the Registrant’s independent registered public accounting firm for its fiscal year ending December 31, 2010.

For	Against	Abstentions
29,557,142	0	0
3.	A proposal to approve the T3 Motion, Inc. 2010 Stock Option/Stock Issuance Plan (the “Plan”).

For	Against	Abstentions
29,554,142	1,000	2,000

4.	A proposal to authorize the Registrant to effect a reverse stock split of the Registrant’s common stock at a ratio to be later determined by the Board of Directors of at least 1-for-2 but no greater than 1-for-10 and only effected in connection with an intent to list the Common Stock on a larger stock exchange such as Nasdaq or NYSE Amex.

For	Against	Abstentions
29,470,142	35,000	50,000
Pursuant to the foregoing votes, (A) Ki Nam, David Snowden, Steven Healy, Mary Schott, and Robert Thomson were elected to serve as directors, (B) KMJ was ratified as the Registrant’s independent registered public accounting firm, (C) the Plan was approved and (D) the reverse stock split at a ratio to be determined by the Board of Directors in connection with a listing of the Common Stock on a larger exchange was approved.
A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the material terms of the Plan are summarized in the Registrant’s definitive proxy statement on Schedule 14A filed with the SEC on June 23, 2010, both of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit
Number	Description
10.1	2010 Stock Option/Stock Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 Motion, Inc.
Dated: July 7, 2010	By:	/s/ Kelly Anderson
Kelly Anderson
Chief Financial Officer